Volatility Premium Plus ETF (Consolidated)
Schedule of Investments
November 30, 2025 (Unaudited)

TOTAL INVESTMENTS – 0.0% (Cost $0)
Money Market Deposit Account(a)(b) – 80.9%	10,958,717
Other Assets in Excess of Liabilities(c) - 19.1%	2,587,530
TOTAL NET ASSETS - 100.0%	$13,546,247

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of November 30, 2025 was 3.40%

(c)	Includes cash of $2,422,867 that is pledged as collateral for futures contracts.

Volatility Premium Plus ETF (Consolidated) Schedule of Futures Contracts
November 30, 2025 (Unaudited)

Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
CBOE VIX FUTURE Mar26	(131)	03/18/2026	$2,959,741	$34,632
CBOE VIX FUTURE Apr26	(207)	04/15/2026	4,436,959	13,683
CBOE VIX FUTURE May26	(207)	05/19/2026	4,488,000	59,772
CBOE VIX FUTURE Jun26	(76)	06/17/2026	1,416,000	39,573
Net Unrealized Appreciation (Depreciation)		$ –	$–	$147,660

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Volatility Premium Plus ETF (Consolidated) (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Other Financial Instruments:
Futures Contracts*	$147,660	$–	$–	$147,660
Total Other Financial Instruments	$147,660	$–	$–	$147,660

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of November 30, 2025.

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.